UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to [SECTION]240.14a-12

UNION BANKSHARES COMPANY
_______________________________________________
(Name of Registrant as Specified in Its Charter)

FINANCIAL ANALYTICS INVESTMENT CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies: _____________________________

	2)	Aggregate number of securities to which transaction applies: _____________________________

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________

	4)	Proposed maximum aggregate value of transaction: ___________________________

	5)	Total fee paid: _____________________________

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid _____________________________

	2)	Form, Schedule or Registration Statement No.: _____________________________

	3)	Filing Party: _____________________________

	4)	Date Filed: _____________________________

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HOW TO VOTE AT THE ANNUAL MEETING
OF UNION BANKSHARES COMPANY

The proxy card mailed out to shareholders by Management does not allow you to vote for either of the shareholder nominees and omits entirely two of the shareholder proposals. See "The State of Shareholder Democracy at Union Bankshares" for further details. We think this is unfair, and we therefore are distributing an Alternate Form of Proxy that allows shareholders to vote however they want.

If you received a set of proxy materials from FAIC in the mail, you can follow the instructions that are included with that package. The materials from FAIC include a WHITE proxy card and, for example, name Michael V. Jennings and Andrew J. Pease, Jr. as nominees. (The materials from the Company include a BLUE proxy card that does not name Mr. Jennings or Mr. Pease on the card).

If you have not yet received a set of proxy materials from FAIC in the mail (or if you discarded them or prefer to use these website materials instead), here is how you can make sure your vote is counted on ALL matters presented at the meeting:

1. Go to the page that contains the Alternate Form of Proxy (click here) and print that page from your computer.

2. Go through the first six matters listed on the card, and MARK YOUR VOTES carefully.

(If you want to vote for any of the Board-endorsed director candidates you can write their names on the blank lines shown in first matter. If you vote for any Board-endorsed candidates, make sure to mark the order in which you want your votes to be cast. If you don't specify an order, we will divide your total number of votes evenly among all the directors listed, other than any you have crossed out.)

3.  Add the DATE of your signature. Remember that if you submit more than one proxy card, it is the later dated card that is counted. Therefore, even if you already submitted a blue proxy card, you can change your vote by submitting a new card on the form included here.

4.  SIGN your name to the card. If you and your spouse hold these shares jointly, it is permissible for either or both to sign. One signature will suffice if that person's name appears on the stock certificate or brokerage account. If it is convenient to get both signatures, then it can't hurt to do so.

5.  Please PRINT your name(s) CLEARLY at the bottom of the card, so that we will know whose shares are being voted. We strongly recommend that you also give us a phone number or email address at which we can contact you if there are any questions. (For example, if your name does not appear on the Company's shareholder list, we will want to contact you with further instructions on how to make sure your vote is counted.)

6. MAIL the signed card to the address stated on the card, or FAX the signed card to the fax number stated on the card.

* * *

THANK YOU VERY MUCH FOR TAKING THE TIME TO VOTE. It has been difficult (and expensive!) to raise these shareholder initiatives, but we strongly believe that doing so will help protect the value of the shareholders' investments in Union Bankshares stock over the years.

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